Exhibit 99.1
News Release

For Immediate Release	Contact:	Bob Lougee (800) 611-8488
Wednesday, July 28, 2010		bob.lougee@usamobility.com
USA Mobility Reports Second Quarter Operating Results;
Board Declares Quarterly Cash Distribution
Subscriber Trends Continue to Improve;
Operating Expenses Again Reduced;
Cash Flow Margins Remain Strong
Springfield, VA (July 28, 2010) — USA Mobility, Inc. (Nasdaq: USMO), a leading provider of wireless messaging and communications services, today announced operating results for the second quarter ended June 30, 2010.
In addition, the Company’s Board of Directors declared a regular quarterly cash distribution of $0.25 per share, payable on September 10, 2010 to stockholders of record on August 19, 2010. Of the $0.25 cash distribution, the Company expects $0.23 will be a return of capital and $0.02 will be a dividend distribution.
Total revenue for the second quarter was $59.1 million, compared to $62.8 million in the first quarter of 2010 and $75.1 million in the year-earlier quarter. Second quarter EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) totaled $20.4 million, compared to $22.0 million in the first quarter and $24.0 million in the second quarter of 2009.
Net income for the second quarter was $13.1 million, or $0.58 per fully diluted share, compared to $8.9 million, or $0.39 per fully diluted share, in the first quarter, and $44.7 million, or $1.93 per fully diluted share, in the year-earlier quarter. The second quarter of 2009 net income included a one-time income tax benefit of $37.0 million due to the settlement of uncertain tax positions and tax refund claims and a litigation settlement expense of $4.0 million. Excluding those two items, net income in the year-earlier quarter would have been $10.1 million, or $0.43 per fully diluted share. In the second quarter of 2010, the Company reassessed the expected level of the Company’s 2010 taxable income, which allowed the Company to reduce the deferred tax asset valuation allowance by $4.7 million with a corresponding reduction in income tax expense. Absent the reduction in income tax expense, net income would have been $8.4 million or $0.37 per fully diluted share.

Second quarter results included:
•	Net unit loss was 72,000 in the second quarter, compared to 83,000 in the prior quarter and 158,000 in the second quarter of 2009. Units in service totaled 2,027,000 at June 30, 2010, compared to 2,449,000 a year earlier.

•	The quarterly rate of subscriber loss improved to 3.5 percent, compared to 3.8 percent in the first quarter and 6.0 percent in the second quarter of 2009. The annual rate of subscriber erosion also improved to 17.2 percent in the second quarter from 19.5 percent in the first quarter and 22.9 percent in the year-earlier quarter.

•	Total paging ARPU (average revenue per unit) was $8.87 in the second quarter, compared to $9.00 in the first quarter and $8.96 in the year-earlier quarter.

•	The quarterly rate of revenue erosion was 5.8 percent, compared to 4.0 percent in the prior quarter and 5.7 percent in the second quarter of 2009. The annual rate of revenue erosion was 21.3 percent, compared to 21.2 percent in the first quarter and 18.4 percent in the year-earlier quarter.

•	Operating expenses (excluding depreciation, amortization and accretion) totaled $38.7 million in the second quarter, a reduction of $12.5 million, or 24.4 percent, from $51.2 million in the second quarter of 2009. Operating expenses declined 5.3 percent from the prior quarter.

•	EBITDA margin (or EBITDA as a percentage of revenue) was 34.6 percent, compared to 31.9 percent in the second quarter of 2009.

•	Capital expenses were $0.6 million in the quarter, compared to $4.4 million in the year-earlier quarter, due to fewer paging device purchases.

•	The Company repurchased 176,839 shares of common stock during the quarter under its buy back program, and approximately $18.1 million remains available for purchases under the currently approved plan.

•	The Company’s cash balance at June 30, 2010 was $129.1 million.
Vincent D. Kelly, president and chief executive officer, said: “USA Mobility reported another quarter of solid operating results, meeting or exceeding the majority of our key performance objectives. We were particularly pleased to see continued improvement in the pace of subscriber erosion, which slowed for the third consecutive quarter. At the same time, revenue, ARPU, and operating margins remained at high levels while our expense reduction efforts continued on track, all consistent with the financial guidance we provided earlier this year. In addition, we again generated sufficient cash flow during the quarter to return significant capital to stockholders in the form of cash distributions and share repurchases.”
Thomas L. Schilling, chief operating officer and chief financial officer, said the Company continued to pursue various cost reduction initiatives during the quarter. “Operating expenses (excluding depreciation, amortization and accretion) decreased 5.3 percent from the first quarter and 24.4 percent over the past 12 months,” Schilling noted, “including significant reductions in payroll expense and site rent expense. Operating expense as a percentage of revenue was 65.4 percent in the quarter, compared to 68.1 percent in the year-earlier quarter, with the lower expenses contributing to an EBITDA margin of 34.6 percent versus 31.9 percent in the same quarter of 2009.”
Based on current trends, the Company is revising its financial guidance for 2010. Revenues are now expected to be between $230 million to $235 million, operating expenses (excluding depreciation, amortization and accretion) between $156 million to $159 million, and capital expenses between $7 million to $9 million.
* * * * * * * * *
USA Mobility plans to host a conference call for investors on its second quarter results at 10:00 a.m. Eastern Time on Thursday, July 29, 2010. The dial-in number for the call is 888-551-9020 (toll-free) or 719-325-2348 (toll). The pass code for the call is 4546380. A replay of the call will be available from 2:30 p.m. ET on July 29 until 11:59 p.m. on Thursday, August 12. The replay number is 888-203-1112 (toll-free) or 719-457-0820 (toll). The pass code for the replay is 4546380.
* * * * * * * * *
About USA Mobility
USA Mobility, Inc., headquartered in Springfield, Virginia, is a comprehensive provider of reliable and affordable wireless communications solutions to the healthcare, government, large enterprise and emergency response sectors. As a single-source provider, USA Mobility’s focus is on the business-to-business marketplace and supplying wireless connectivity solutions to organizations nationwide. The Company operates the largest one-way paging and advanced two-way paging networks in the United States. In addition, USA Mobility offers mobile voice and data services through Sprint Nextel and T-Mobile, including BlackBerry® smartphones and GPS location applications. The Company’s product offerings include customized wireless connectivity systems for the healthcare, government and other campus environments. USA Mobility also offers M2M (machine-to-machine) telemetry solutions for numerous applications that include asset tracking, utility meter reading and other remote device monitoring applications on a national scale. For further information visit www.usamobility.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act: Statements contained herein or in prior press releases which are not historical fact, such as statements regarding USA Mobility’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause USA Mobility’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for paging products and services, the ability to continue to reduce operating expenses, future capital needs, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, government regulation, reliance upon third-party providers for certain equipment and services, as well as other risks described from time to time in periodic reports and registration statements filed with the Securities and Exchange Commission. Although USA Mobility believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. USA Mobility disclaims any intent or obligation to update any forward-looking statements.
Tables to Follow

USA MOBILITY, INC.
CONDENSED CONSOLIDATED RESULTS OF OPERATIONS (a)
(unaudited and in thousands, except share and per share amounts)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10
Revenues:
Paging service	$72,021	$67,972	$63,308	$59,657	$57,832	$54,875
Cellular	991	775	980	795	708	624
Product sales	5,271	5,269	4,354	3,927	3,358	2,732
Other	1,408	1,129	856	993	886	881

Total revenues	79,691	75,145	69,498	65,372	62,784	59,112

Operating expenses:
Cost of products sold	1,669	1,421	1,593	1,513	1,209	1,134
Service, rental and maintenance	22,955	21,290	20,950	20,115	18,941	17,175
Selling and marketing	6,062	5,600	5,198	4,955	4,557	4,394
General and administrative	20,186	22,801	16,050	15,289	15,812	15,924
Severance and restructuring	190	52	15	2,480	314	41
Depreciation, amortization and accretion	11,270	11,174	10,689	8,781	7,304	6,698

Total operating expenses	62,332	62,338	54,495	53,133	48,137	45,366

% of total revenues	78.2%	83.0%	78.4%	81.3%	76.7%	76.7%

Operating income	17,359	12,807	15,003	12,239	14,647	13,746

% of total revenues	21.8%	17.0%	21.6%	18.7%	23.3%	23.3%

Interest income (expense), net	26	28	16	(1)	3	4
Other income (expense), net	112	(42)	185	275	78	180

Income before income tax expense (benefit)	17,497	12,793	15,204	12,513	14,728	13,930
Income tax expense (benefit)	7,516	(31,953)	6,003	8,883	5,843	841

Net income	$9,981	$44,746	$9,201	$3,630	$8,885	$13,089

Basic net income per common share	$0.43	$1.96	$0.40	$0.16	$0.39	$0.59

Diluted net income per common share	$0.43	$1.93	$0.40	$0.16	$0.39	$0.58

Basic weighted average common shares outstanding	23,134,072	22,858,573	22,856,951	22,830,040	22,654,240	22,307,488

Diluted weighted average common shares outstanding	23,479,796	23,200,736	23,194,360	23,167,729	22,967,192	22,620,707

Reconciliation of operating income to EBITDA (b):
Operating income	$17,359	$12,807	$15,003	$12,239	$14,647	$13,746
Add back: depreciation, amortization and accretion	11,270	11,174	10,689	8,781	7,304	6,698

EBITDA	$28,629	$23,981	$25,692	$21,020	$21,951	$20,444

% of total revenues	35.9%	31.9%	37.0%	32.2%	35.0%	34.6%

(a)	Slight variations in totals are due to rounding.

(b)	EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only.

USA MOBILITY, INC.
UNITS IN SERVICE ACTIVITY (a)
(unaudited and in thousands)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10
Units in service
Beginning units in service
Direct one-way	2,349	2,198	2,079	1,969	1,881	1,804
Direct two-way	171	157	147	141	133	126

Total direct	2,520	2,355	2,226	2,110	2,014	1,930

Indirect one-way	196	161	139	116	101	90
Indirect two-way	99	91	84	71	67	79

Total indirect	295	252	223	187	168	169

Total beginning units in service	2,815	2,607	2,449	2,297	2,182	2,099

Gross placements
Direct one-way	67	74	64	55	53	62
Direct two-way	6	7	9	5	5	6

Total direct	73	81	73	60	58	68

Indirect one-way	8	9	7	6	3	3
Indirect two-way	4	2	1	2	15	1

Total indirect	12	11	8	8	18	4

Total gross placements	85	92	81	68	76	72

Gross disconnects
Direct one-way	(218)	(193)	(174)	(143)	(130)	(117)
Direct two-way	(20)	(17)	(15)	(13)	(12)	(11)

Total direct	(238)	(210)	(189)	(156)	(142)	(128)

Indirect one-way	(43)	(31)	(30)	(21)	(14)	(11)
Indirect two-way	(12)	(9)	(14)	(6)	(3)	(5)

Total indirect	(55)	(40)	(44)	(27)	(17)	(16)

Total gross disconnects	(293)	(250)	(233)	(183)	(159)	(144)

Net (loss) gain
Direct one-way	(151)	(119)	(110)	(88)	(77)	(55)
Direct two-way	(14)	(10)	(6)	(8)	(7)	(5)

Total direct	(165)	(129)	(116)	(96)	(84)	(60)

Indirect one-way	(35)	(22)	(23)	(15)	(11)	(8)
Indirect two-way	(8)	(7)	(13)	(4)	12	(4)

Total indirect	(43)	(29)	(36)	(19)	1	(12)

Total net change	(208)	(158)	(152)	(115)	(83)	(72)

Ending units in service
Direct one-way	2,198	2,079	1,969	1,881	1,804	1,749
Direct two-way	157	147	141	133	126	121

Total direct	2,355	2,226	2,110	2,014	1,930	1,870

Indirect one-way	161	139	116	101	90	82
Indirect two-way	91	84	71	67	79	75

Total indirect	252	223	187	168	169	157

Total ending units in service	2,607	2,449	2,297	2,182	2,099	2,027

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
AVERAGE REVENUE PER UNIT (ARPU) AND CHURN (a)
(unaudited)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10
ARPU
Direct one-way	$8.11	$8.18	$8.08	$8.04	$8.16	$8.05
Direct two-way	23.68	23.62	23.42	23.59	23.61	23.55

Total direct	9.15	9.21	9.10	9.06	9.17	9.06

Indirect one-way	7.05	7.43	7.51	7.77	8.78	8.87
Indirect two-way	4.58	5.19	5.49	5.14	4.84	4.25

Total indirect	6.19	6.60	6.74	6.73	7.04	6.65

Total one-way	8.03	8.14	8.05	8.02	8.19	8.09
Total two-way	16.66	16.86	17.09	17.32	16.76	16.06

Total paging ARPU	$8.86	$8.96	$8.89	$8.88	$9.00	$8.87

Gross disconnect rate (b)
Direct one-way	-9.3%	-8.8%	-8.4%	-7.2%	-6.9%	-6.5%
Direct two-way	-11.8%	-11.0%	-10.2%	-8.9%	-9.1%	-8.5%

Total direct	-9.5%	-8.9%	-8.5%	-7.3%	-7.1%	-6.6%

Indirect one-way	-22.0%	-19.4%	-21.9%	-18.9%	-13.7%	-12.8%
Indirect two-way	-11.6%	-9.1%	-16.4%	-8.5%	-4.9%	-6.8%

Total indirect	-18.5%	-15.6%	-19.8%	-14.9%	-10.1%	-9.9%

Total one-way	-10.3%	-9.5%	-9.2%	-7.9%	-7.3%	-6.8%
Total two-way	-11.7%	-10.3%	-12.5%	-8.8%	-7.7%	-7.9%

Total paging gross disconnect rate	-10.4%	-9.6%	-9.5%	-8.0%	-7.3%	-6.9%

Net (loss) gain rate (c)
Direct one-way	-6.4%	-5.4%	-5.3%	-4.4%	-4.1%	-3.1%
Direct two-way	-8.5%	-6.4%	-4.4%	-5.5%	-5.0%	-4.2%

Total direct	-6.6%	-5.5%	-5.2%	-4.5%	-4.2%	-3.1%

Indirect one-way	-17.8%	-13.7%	-16.9%	-13.6%	-10.5%	-9.8%
Indirect two-way	-8.2%	-7.2%	-14.9%	-5.2%	17.1%	-4.7%

Total indirect	-14.6%	-11.3%	-16.1%	-10.4%	0.7%	-7.4%

Total one-way	-7.3%	-6.0%	-6.0%	-5.0%	-4.4%	-3.4%
Total two-way	-8.4%	-6.7%	-8.2%	-5.4%	2.5%	-4.4%

Total paging net (loss) gain rate	-7.4%	-6.0%	-6.2%	-5.0%	-3.8%	-3.5%

(a)	Slight variations in totals are due to rounding.

(b)	Gross disconnect rate is current period disconnected units divided by prior period ending units in service.

(c)	Net (loss) gain rate is net current period placements and disconnected units in service divided by prior period ending units in service.

USA MOBILITY, INC.
SUPPLEMENTAL INFORMATION BY MARKET SEGMENT (a)
(unaudited)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10
Gross placement rate (b)
Healthcare	3.7%	4.4%	3.8%	3.4%	3.5%	4.4%
Government	1.7%	2.4%	2.4%	1.9%	1.8%	1.9%
Large enterprise	2.4%	2.2%	3.3%	2.2%	2.1%	2.6%
Other	2.4%	2.5%	2.3%	2.2%	2.4%	2.0%

Total direct	2.9%	3.4%	3.3%	2.8%	2.9%	3.5%
Total indirect	3.9%	4.3%	3.7%	4.5%	10.9%	2.5%

Total	3.0%	3.5%	3.3%	3.0%	3.5%	3.4%

Gross disconnect rate (b)
Healthcare	-6.8%	-6.2%	-6.7%	-5.5%	-4.9%	-5.2%
Government	-9.9%	-10.7%	-10.7%	-9.4%	-9.1%	-8.3%
Large enterprise	-13.3%	-13.0%	-10.7%	-9.4%	-10.3%	-8.3%
Other	-13.0%	-12.4%	-10.6%	-10.1%	-11.0%	-9.6%

Total direct	-9.5%	-8.9%	-8.5%	-7.3%	-7.1%	-6.6%
Total indirect	-18.5%	-15.6%	-19.8%	-14.9%	-10.1%	-9.9%

Total	-10.4%	-9.6%	-9.5%	-8.0%	-7.3%	-6.9%

Net (loss) gain rate (b)
Healthcare	-3.1%	-1.8%	-2.9%	-2.1%	-1.4%	-0.8%
Government	-8.2%	-8.4%	-8.3%	-7.5%	-7.4%	-6.4%
Large enterprise	-10.9%	-10.9%	-7.4%	-7.2%	-8.1%	-5.7%
Other	-10.6%	-10.0%	-8.3%	-7.9%	-8.6%	-7.6%

Total direct	-6.6%	-5.5%	-5.2%	-4.5%	-4.2%	-3.1%
Total indirect	-14.6%	-11.3%	-16.1%	-10.4%	0.7%	-7.4%

Total	-7.4%	-6.0%	-6.2%	-5.0%	-3.8%	-3.5%

End of period units in service % of total (b)
Healthcare	44.9%	49.8%	51.5%	53.2%	54.5%	56.1%
Government	17.2%	15.6%	15.3%	14.9%	14.4%	14.1%
Large enterprise	12.0%	11.8%	11.8%	11.4%	10.9%	10.7%
Other	16.2%	13.7%	13.2%	12.8%	12.1%	11.4%

Total direct	90.3%	90.9%	91.8%	92.3%	91.9%	92.3%
Total indirect	9.7%	9.1%	8.2%	7.7%	8.1%	7.7%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(a)	Slight variations in totals are due to rounding.

(b)	Changes in the classification of units in service are reflected in the quarter when such changes are identified. Such changes are then appropriately reflected in calculating the gross placement, gross disconnect and net (loss) gain rates.

USA MOBILITY, INC.
SUPPLEMENTAL INFORMATION — DIRECT UNITS IN SERVICE AND CELLULAR
ACTIVATIONS (a)
(unaudited)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10
Account size ending units in service (000’s)
1 to 3 units	137	126	118	109	101	95
4 to 10 units	82	75	70	66	62	58
11 to 50 units	199	183	168	158	149	140
51 to 100 units	125	112	104	97	92	86
101 to 1,000 units	626	580	546	519	499	483
>1,000 units	1,186	1,150	1,104	1,065	1,027	1,008

Total	2,355	2,226	2,110	2,014	1,930	1,870

End of period units in service % of total direct
1 to 3 units	5.8%	5.7%	5.6%	5.4%	5.2%	5.1%
4 to 10 units	3.5%	3.4%	3.3%	3.3%	3.2%	3.1%
11 to 50 units	8.4%	8.2%	8.0%	7.8%	7.7%	7.5%
51 to 100 units	5.3%	5.0%	4.9%	4.8%	4.8%	4.6%
101 to 1,000 units	26.6%	26.0%	25.9%	25.8%	25.9%	25.8%
>1,000 units	50.4%	51.7%	52.3%	52.9%	53.2%	53.9%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Account size net loss rate
1 to 3 units	-7.8%	-7.9%	-6.9%	-7.4%	-7.6%	-5.8%
4 to 10 units	-8.8%	-7.9%	-6.7%	-6.1%	-5.3%	-6.0%
11 to 50 units	-8.9%	-8.2%	-7.7%	-5.9%	-5.8%	-6.1%
51 to 100 units	-6.2%	-10.1%	-7.6%	-6.8%	-4.4%	-6.5%
101 to 1,000 units	-8.0%	-7.4%	-5.9%	-4.9%	-3.7%	-3.3%
>1,000 units	-5.1%	-3.1%	-4.0%	-3.5%	-3.7%	-1.9%

Total	-6.6%	-5.5%	-5.2%	-4.5%	-4.2%	-3.1%

Account size ARPU
1 to 3 units	$14.73	$15.07	$14.98	$15.03	$15.28	$15.37
4 to 10 units	14.00	14.30	14.24	14.21	14.37	14.35
11 to 50 units	11.41	11.65	11.54	11.45	11.86	12.01
51 to 100 units	10.30	10.13	10.06	10.06	10.67	10.76
101 to 1,000 units	8.94	9.04	8.89	8.82	9.00	8.93
>1,000 units	7.77	7.80	7.76	7.79	7.80	7.63

Total	$9.15	$9.21	$9.10	$9.06	$9.17	$9.06

Cellular revenue
Number of activations	2,389	2,207	2,633	2,253	2,354	1,885

Revenue from cellular services (000’s)	$991	$775	$980	$795	$708	$624

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
CONSOLIDATED OPERATING EXPENSES SUPPLEMENTAL INFORMATION (a)
(unaudited and in thousands)

	For the three months ended
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10
Cost of products sold	$1,669	$1,421	$1,593	$1,513	$1,209	$1,134

Service, rental and maintenance
Site rent	11,218	10,223	10,422	9,871	9,079	8,283
Telecommunications	4,485	4,284	3,945	3,885	3,831	3,467
Payroll and related	5,631	5,286	4,988	4,725	4,586	4,444
Stock based compensation	49	7	13	12	6	7
Other	1,572	1,490	1,582	1,622	1,439	974

Total service, rental and maintenance	22,955	21,290	20,950	20,115	18,941	17,175

Selling and marketing
Payroll and related	4,175	3,711	3,366	3,199	2,964	2,814
Commissions	1,201	1,422	1,328	1,131	1,164	1,367
Stock based compensation	109	26	26	26	17	22
Other	577	441	478	599	412	191

Total selling and marketing	6,062	5,600	5,198	4,955	4,557	4,394

General and administrative
Payroll and related	9,075	7,754	7,213	7,089	6,912	6,621
Stock based compensation	569	241	241	241	240	242
Bad debt	850	750	699	654	713	594
Facility rent	1,628	1,446	1,457	1,411	1,354	1,326
Telecommunications	771	721	720	702	657	603
Outside services	4,514	4,063	3,269	3,051	3,267	3,185
Taxes, licenses and permits	1,101	1,695	(680)	660	1,591	1,836
Other	1,678	6,131	3,131	1,481	1,078	1,517

Total general and administrative	20,186	22,801	16,050	15,289	15,812	15,924

Severance and restructuring	190	52	15	2,480	314	41
Depreciation, amortization and accretion	11,270	11,174	10,689	8,781	7,304	6,698

Operating expenses	$62,332	$62,338	$54,495	$53,133	$48,137	$45,366

Capital expenditures	$6,054	$4,355	$1,806	$5,014	$1,725	$563

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (a)
(in thousands)

	12/31/09	6/30/10
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$109,591	$129,123
Accounts receivable, net	19,051	14,655
Prepaid expenses and other	3,016	3,878
Tax receivables	5,117	—
Deferred income tax assets, net	1,068	760

Total current assets	137,843	148,416
Property and equipment, net	41,295	30,984
Intangible assets, net	226	278
Tax receivables	—	5,155
Deferred income tax assets, net	32,123	25,854
Other assets	2,061	407

Total assets	$213,548	$211,094

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued liabilities	$35,214	$27,946
Customer deposits	888	797
Deferred revenue	7,422	6,681

Total current liabilities	43,524	$35,424
Other long-term liabilities	11,228	12,104

Total liabilities	54,752	47,528

Stockholders’ equity:
Preferred stock	—	—
Common stock	2	2
Additional paid-in capital	137,378	131,420
Retained earnings	21,416	32,144

Total stockholders’ equity	158,796	163,566

Total liabilities and stockholders’ equity	$213,548	$211,094

(a)	Slight variations in totals are due to rounding.

USA MOBILITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (a)
(unaudited and in thousands)

	For the six months ended
	6/30/09	6/30/10
Cash flows from operating activities:
Net income	$54,727	$21,974
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	22,444	14,002
Deferred income tax expense	17,012	6,577
Amortization of stock based compensation	1,001	534
Provisions for doubtful accounts, service credits and other	2,507	2,400
Non-cash transaction tax accrual adjustments	(1,949)	(667)
Loss on disposals of property and equipment	153	22
Changes in assets and liabilities:
Accounts receivable	1,692	1,996
Prepaid expenses, intangibles and other assets	(3,065)	(17)
Accounts payable and accrued liabilities	(2,261)	(6,188)
Customer deposits and deferred revenue	(1,964)	(833)
Other long-term liabilities	(37,654)	—

Net cash provided by operating activities	52,643	39,800

Cash flows from investing activities:
Purchases of property and equipment	(10,409)	(2,288)
Proceeds from disposals of property and equipment	23	58

Net cash used in investing activities	(10,386)	(2,230)

Cash flows from financing activities:
Cash distributions to stockholders	(34,182)	(11,151)
Purchase of common stock	(3,537)	(6,887)

Net cash used in financing activities	(37,719)	(18,038)

Net increase in cash and cash equivalents	4,538	19,532
Cash and cash equivalents, beginning of period	75,032	109,591

Cash and cash equivalents, end of period	$79,570	$129,123

Supplemental disclosure:
Interest paid	$—	$—

Income taxes paid (state and local)	$385	$362

(a)	Slight variations in totals are due to rounding.